4th Quarter 2025 Investor Presentation

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to expected revenues, cost savings, synergies and other benefits from merger and acquisition activities might not be realized to the extent anticipated, within the anticipated time frames, or at all, costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected, and goodwill impairment charges might be incurred; increased competitive pressures among financial services companies; changes in the interest rate environment; changes in general economic conditions, both nationally and in our market areas; natural disasters; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this press release or in the documents the Company files with or furnishes to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, the factors described above or other factors that management cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

Founded: 1926 Locations: 32 Employees: 566 Headquarters: Asheville, NC NYSE: HTB Overview $4.5B Assets1 $3.6B Loans1 $3.7B Deposits1 136% Price to TBV2 10,189,146 Total Shares Repurchased Since Buybacks Approved in April 20131 $762MM Market Cap2 53,127 TTM Average Daily Volume2 17,286,289 Outstanding Shares1 1. Financial data as of December 31, 2025 2. Market data as of January 16, 2026 3

One of the Top 50 Community Banks two years in a row - 2023 and 2024 One of the Top 100 Best Banks two years in a row - 2024 and 2025 One of the Top 100 Best U.S. Banks less than $5 billion two years in a row – 2024 and 2025 4 Our Goal Become a High-Performing, Regional Community Bank One of only 16 banks (top 5%) recognized for consistent earnings growth over the past 10 years 2025

Become a regionally & nationally recognized Best Place to Work The Strategy to Reach Our Goal 5

$26.39 $27.10 $27.73 $28.57 $29.24 $30.00 $30.92 $31.83 $32.56 $21.00 $22.00 $23.00 $24.00 $25.00 $26.00 $27.00 $28.00 $29.00 $30.00 $31.00 $32.00 $33.00 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 See Appendix – Non-GAAP Reconciliation Tangible Book Value Per Share Growth +11.1% CAGR over last 24 months 6

Transfer of Common Stock to NYSE HTB • Transitioned from Nasdaq to the NYSE in February 2025 • Change in ticker from HTBI to HTB • Joined other peers and community banks in transfer • Further demonstration of the maturation of Company • Potential enhanced liquidity and trading volume 7

Focused Deposit Growth Organizational Maturity Strategic Framework High Performance Best Place to Work Added Shareholder Value Engaged Employees Collaborative Culture Great Markets for Business Strong Balance Sheet Foundation Priorities Goals 8

Key Investment Highlights Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 11-12) Successful transition to a commercial bank (See Pages 8, 10, 13-19) • Expansion of lines of business, adding further diversity to our loan portfolio • Strong experienced team of revenue producers with local market knowledge • Attractive core deposit mix and cost • Refreshed leadership team with extensive banking experience Our stock represents a value when compared to our peers (See Page 24) Transformation efforts have driven improvements in profitability and our capital position (See Pages 6, 20-23, 25-26) • Top quartile financial performance and superior interest margin • Proven ability to generate noninterest income • Continued expense rationalization • Robust tangible book value growth with minimal AOCI effect • Strong capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 21) 9

Refreshed Leadership Team



All board members have been appointed since our 2012 mutual to stock conversion, including the addition of three new directors in April 2024



7 of our 8 Executive officers have joined the Company since our 2012 conversion, joining from leadership positions at institutions such as PNC, SouthState, SunTrust, TCF and Wells Fargo

Board of Directors

- Richard T. Williams, Chair (2016)
- C. Hunter Westbrook, Vice-Chair (2021)
- Bonnie V. Hancock (2024)
- Dwight L. Jacobs (2024)
- Jesse J. Cureton, Jr. (2024)
- John A. Switzer (2019)
- Laura C. Kendall (2016)
- Narasimhulu Neelagaru M.D. (2023)
- Rebekah M. Lowe (2020)
- Robert E. James, Jr. (2016)

Executive Management

- C. Hunter Westbrook – President & CEO (2012)
- Charles F. Sivley Jr. – Chief Technology Officer (2024)
- John Sprink – Commercial Banking Group Executive (2014)
- Kevin M. Nunley – Chief Credit Officer (2020)
- Kristin Y. Powell – Consumer & Bus. Banking Group Executive (2015)
- Lora Jex – Chief Risk Officer (2023)
- Megan Pelletier – Chief Operations & People Officer (2022)
- Tony J. VunCannon – CFO, Corporate Secretary & Treasurer (1992)

**The years identified above reflect the years these individuals joined the Company*

10

Strong Southeast Footprint Source: S&P Global Market Intelligence for MSA Demographics Raleigh 7.4% Population Growth 11.8% HH Income Growth Charlotte 6.6% Population Growth 10.3% HH Income Growth Atlanta 4.4% Population Growth 7.7% HH Income Growth Greenville 6.4% Population Growth 6.3% HH Income Growth (2025 to 2030 Projected Changes) Charleston 7.4% Population Growth 10.1% HH Income Growth Focused on High-Growth Markets 11 1. 4. 7. 8. 18. North Carolina Virginia Georgia Tennessee South Carolina2025

Continuing Southeast Migration Source: Retirement Living 2025 12 Focused on High-Growth Markets 3. 5. 7. 8. 32. North Carolina South Carolina Georgia Tennessee Virginia

Business Banking Business Banking Centers SBA Lending Community Association Banking Small Business Banking Consumer Banking Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Retail Banking Market Teams Consumer Banking Digital Banking Mortgage Banking Investment Services Professional Banking HELOCs Originated for Sale Primary Lines of Business 13

“Branch-Lite” Business Banking Centers “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Atlanta Charlotte Greenville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking 14 Hybrid Branch Strategy

Commercial RE (NOO) 26% Commercial RE (OO) 16% Construction and Development 9% Other Commercial 15% Equipment Finance 9% 1-4 Family 18% HELOCs and Other Consumer 7% Diversified Loan Portfolio 15 Total Loans $3,578,154 (Dollars in thousands, as of December 31, 2025) With Low Concentration Risk

$- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 Hospitality Healthcare Other Multifamily Shopping Centers Office Other Retail Industrial Non-Owner Occupied CRE NOO CRE – Office Top 5 loans: $6,268,000 $6,263,000 $4,864,000 $4,863,000 $4,584,000 Total - $26,842,000 (28% of the portfolio) 16 (Dollars in thousands, as of December 31, 2025)

C&I 36% Hotel 27% Retail 22% Other 11% Office 4% SBA Portfolio Total Balance $141,560 Guaranteed Balance $47,771 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 Classified SBA Loans Unguaranteed Balance % of SBA Portfolio 17 SBA Loans Portfolio (Dollars in thousands, as of December 31, 2025)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 12/31/24 3/31/25 6/30/25 9/30/25 12/31/25 Classified EF Loans Loan Balance % of EF Portfolio 18 Equipment Finance Portfolio (Dollars in thousands, as of December 31, 2025) Construction 28% Other 17% Healthcare 15% Manufacturing 15% Other Transport 13% Over the Road Transport 12% Equipment Finance Portfolio Total Balance $311,356

Noninterest- bearing 19% NOW 15% Money Market/Savings 42% Time Deposits 24% 2.35% 2.19% 2.05% 2.06% 2.00% 1.50% 1.75% 2.00% 2.25% 2.50% Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Cost of Deposits Deposit Franchise 19 (Dollars in thousands, as of December 31, 2025) Total Deposits $3,709,997

Strong Profitability Metrics (Dollars in thousands, by year) $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2021 2022 2023 2024 2025 Adjusted Earnings Performance Adj. Net Income Adj. Diluted EPS 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 1.45% 1.65% 2021 2022 2023 2024 2025 Adjusted Return on Assets 50% 55% 60% 65% 70% 75% 2021 2022 2023 2024 2025 Adjusted Efficiency Ratio 2% 4% 6% 8% 10% 12% 14% 2021 2022 2023 2024 2025 Adjusted Return on Average Tangible Common Equity See Appendix – Non-GAAP Reconciliation 20

Solid Asset Quality and Credit Discipline (Dollars in thousands) 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2021 2022 2023 2024 2025 Net Charge-Offs (“NCO”) and NCO to Average Loans NCOs NCO/Avg. Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Nonperforming Assets to Total Assets Nonperforming Assets Govt Guaranteed 0% 150% 300% 450% 600% 750% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 ACL to Nonperforming Loans (Coverage Ratio) 21 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans

Strong Capital Position to Support Continued Growth (Dollars in thousands) 7% 8% 9% 10% 11% 12% 13% 14% 15% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Tier I Capital (to Risk-Weighted Assets) 9% 10% 11% 12% 13% 14% 15% 16% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Total Risk-Based Capital (to Risk-Weighted Assets) 6% 7% 8% 9% 10% 11% 12% 13% 14% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Common Equity Tier I Capital (to Risk-Weighted Assets) 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Tier I Capital (to Total Adjusted Assets) 22

Capital Strategy 0% 5% 10% 15% 20% 25% 30% $- $0.10 $0.20 $0.30 $0.40 $0.50 2021 2022 2023 2024 2025 Cash Dividends Dividend/Share Dividend Payout Ratio 60% 70% 80% 90% 100% 110% 120% 130% 140% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book Stock Buybacks Average Cost Per Share ($)Total Cost ($) Number of Shares Total Buybacks as a % of O/S Shares as of 2/19/13Buybacks $21.37$217,708,00010,189,14647.0%Total repurchased through December 31, 2025 334,413 shares repurchased during the year ended December 31, 2025 778,743Shares remaining to be repurchased under most recent buyback plan 10,967,889Total repurchased and authorized • On December 16, 2025, the Company's Board of Directors authorized the repurchase of 870,000 shares or approximately 5% of the Company’s outstanding shares. 23

1.22% 1.88% Peer 17 Peer 16 Peer 13 Peer 14 Peer 15 Peer 11 Peer 12 Peer 9 Peer 10 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 1.46% 2.03% Peer 16 Peer 12 Peer 17 Peer 14 Peer 13 Peer 11 Peer 6 Peer 15 Peer 10 Peer 7 Peer 8 Peer 4 Peer 3 Peer 5 Peer 1 Peer 2 (Three Months ended September 30) Valuation – Peer Comparison *Peer group includes banks of comparable size and complexity as disclosed in the most recent proxy statement. Source: Each institution’s respective public filings 24 2024 2025 2025 10.78 20.95 Peer 6 Peer 15 Peer 12 Peer 10 Peer 4 Peer 8 Peer 2 Peer 14 Peer 9 Peer 11 Peer 13 Peer 7 Peer 1 Peer 3 Peer 5 Peer 16 Peer 17 2024 2024 1.29 2.80 Peer 17 Peer 16 Peer 15 Peer 12 Peer 10 Peer 14 Peer 4 Peer 6 Peer 2 Peer 13 Peer 8 Peer 3 Peer 11 Peer 7 Peer 5 Peer 1 2025 Annualized Return on Assets (“ROA”) Stock Price to Annualized Earnings per Share (“EPS”) Stock Price to Tangible Book Value (“TBV”) per Share HTB HTB HTB HTB HTB HTB 1.19 2.97 Peer 17 Peer 12 Peer 16 Peer 15 Peer 10 Peer 14 Peer 13 Peer 4 Peer 2 Peer 6 Peer 9 Peer 8 Peer 7 Peer 3 Peer 11 Peer 5 Peer 1 11.01 14.96 Peer 15 Peer 10 Peer 2 Peer 11 Peer 4 Peer 6 Peer 14 Peer 8 Peer 13 Peer 17 Peer 3 Peer 1 Peer 7 Peer 12 Peer 16 Peer 5

Quarterly Highlights 9/30/202412/31/20243/31/20256/30/20259/30/202512/31/2025Net Income Per Share $ 0.77$ 0.83$ 0.84$ 1.01$ 0.96$ 0.94Basic $ 0.76$ 0.83$ 0.84$ 1.00$ 0.95$ 0.93Diluted See Appendix – Non-GAAP Reconciliation 9/30/202412/31/20243/31/20256/30/20259/30/202512/31/2025Performance Ratios 1.17%1.27%1.33%1.58%1.48%1.44 %Return on assets (ROA) 9.76%10.32%10.52%11.97%11.10%10.63 %Return on equity (ROE) 6.34%6.27%6.20%6.22%6.21%6.02 %Yield on earning assets 3.09%2.94%2.73%2.61%2.63%2.53 %Rate paid on interest-bearing liabilities 4.03%4.09%4.18%4.32%4.31%4.20%Net interest margin 60.52%59.89%60.29%58.59%57.28%58.80%Efficiency ratio - adjusted 9/30/202412/31/20243/31/20256/30/20259/30/202512/31/2025Asset Quality Ratios 0.64%0.63%0.61%0.67%0.72%0.98 %Nonperforming assets to total assets 0.78%0.76%0.74%0.81%0.89%1.22 %Nonperforming loans to total loans 0.99%1.06%0.85%1.07%1.23%1.46 %Classified assets to total assets 166.51%163.68%165.96%147.98%132.26%94.75 %ACL to nonperforming loans 1.30%1.24%1.23%1.20%1.18%1.16 %ACL to total loans 0.42%0.19%0.14%0.21%0.29%0.33 %Net charge-offs to average loans 25

Quarterly Highlights Net Interest Margin 4.05% 4.05% 4.10% 4.03% 4.09% 4.18% 4.32% 4.31% 4.20% 4.06% 4.02% 4.05% 3.98% 3.95% 4.14% 4.16% 4.24% 4.11% 3.50% 3.75% 4.00% 4.25% 4.50% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 NIM Reported NIM Core* 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Federal Funds Rate * Core net interest margin excludes accretion income and other loan fees. 26

Appendix – Non-GAAP Recon

In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this document contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATCE) as adjusted to exclude transactions which management does not consider to be reflective of "core" financial results. Management has presented the non-GAAP financial measures in this document as it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

Set forth is a reconciliation to GAAP of our efficiency ratio:

	12 Months Ended				
(Dollars in thousands)	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Noninterest expense	$ 125,176	$ 125,497	$ 123,655	$ 105,423	$ 130,578
Less: contract renewal consulting fee	-	(2,965)	-	-	-
Less: merger-related expense	-	-	(4,741)	(724)	-
Less: branch closure and restructuring expenses	-	-	-	-	(1,513)
Less: officer transition agreement expense	-	-	-	(1,795)	-
Less: prepayment penalties on borrowings	-	-	-	-	(22,690)
Noninterest expense - adjusted	$ 125,176	$ 122,532	$ 118,914	$ 102,904	$ 106,375
Net interest income	$ 176,738	$ 169,504	$ 169,999	$ 127,964	$ 106,566
Plus: tax-equivalent adjustment	1,737	1,460	1,244	1,189	1,268
Plus: noninterest income	36,331	33,449	32,073	34,515	42,284
Less: net death benefit proceeds from BOLI policies	(92)	(1,143)	(2,646)	-	-
Less: gain on sale of debt securities available for sale	-	-	-	(1,895)	-
Less: gain on sale of equity securities	-	-	-	(721)	-
Less: gain on sale of branches	(1,448)	-	-	-	-
Less: (gain) loss on sale of premises and equipment	(93)	9	(734)	(1,115)	1,398
Net interest income plus noninterest income - adjusted	$ 213,173	$ 203,279	$ 199,936	$ 159,937	$ 151,516
Efficiency ratio	58.75%	61.84%	61.19%	64.88%	87.72%
Efficiency ratio - adjusted	58.72%	60.28%	59.48%	64.34%	70.21%

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value:

	As of				
(Dollars in thousands)	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Total stockholder's equity	$ 600,690	$ 551,758	$ 499,893	$ 410,155	$ 401,746
Less: goodwill, core deposit intangibles, net of taxes	(37,844)	(39,189)	(41,086)	(25,663)	(25,780)
Tangible book value	$ 562,846	$ 512,569	$ 458,807	$ 384,492	$ 375,966
Common shares outstanding	17,286,289	17,527,709	17,387,069	15,673,595	16,303,461
Book value per share	$ 34.75	$ 31.48	$ 28.75	$ 26.17	$ 24.64
Tangible book value per share	$ 32.56	$ 29.24	$ 26.39	$ 24.53	$ 23.06
HomeTrust Bancshares, Inc. share price	$ 42.94	$ 33.68	$ 26.92	$ 24.17	$ 30.98
Price to tangible book value	131.9%	115.2%	102.0%	98.5%	134.3%

27

Appendix – Non-GAAP Recon

(Continued)

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value:

(Dollars in thousands)	As of 12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Total stockholder's equity	$ 600,690	$ 595,833	$ 579,274	$ 565,449	$ 551,758
Less: goodwill, core deposit intangibles, net of taxes	(37,844)	(38,160)	(38,477)	(38,793)	(39,189)
Tangible book value	$ 562,846	$ 557,673	$ 540,797	$ 526,656	$ 512,569
Common shares outstanding	17,286,289	17,520,425	17,492,143	17,552,626	17,527,709
Book value per share	$ 34.75	$ 34.01	$ 33.12	$ 32.21	$ 31.48
Tangible book value per share	$ 32.56	$ 31.83	$ 30.92	$ 30.00	$ 29.24
HomeTrust Bancshares, Inc. share price	$ 42.94	$ 40.94	$ 37.41	$ 34.28	$ 33.68
Price to tangible book value	131.9%	128.6%	121.0%	114.2%	115.2%

(Dollars in thousands)	As of 9/30/2024	6/30/2024	3/31/2024	12/31/2023
Total stockholder's equity	$ 540,004	$ 523,628	$ 513,173	$ 499,893
Less: goodwill, core deposit intangibles, net of taxes	(39,626)	(40,063)	(40,500)	(41,086)
Tangible book value	$ 500,378	$ 483,565	$ 472,673	$ 458,807
Common shares outstanding	17,514,922	17,437,326	17,444,787	17,387,069
Book value per share	$ 30.83	$ 30.03	$ 29.42	$ 28.75
Tangible book value per share	$ 28.57	$ 27.73	$ 27.10	$ 26.39
HomeTrust Bancshares, Inc. share price	$ 34.08	$ 30.03	$ 27.34	$ 26.92
Price to tangible book value	119.3%	108.3%	100.9%	102.0%

28

Appendix – Non-GAAP Recon

(Continued)

Set forth is a reconciliation to GAAP of adjusted net income, EPS, ROA and ROATCE:

In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC.

	12 Months Ended				
(Dollars in thousands)	12/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021
Contract renewal consulting fee	$ -	$ 2,965	$ -	$ -	$ -
Merger-related expense	-	-	4,741	724	-
Provision for credit losses established for merger	-	-	5,270	-	-
Net death benefit proceeds from BOLI policies	(92)	(1,143)	(2,646)	-	-
Tax impact of BOLI restructuring	-	-	288	-	-
Gain on sale of equity securities	-	-	-	(721)	-
Gain on sale of branches	(1,448)	-	-	-	-
(Gain) loss on sale of premises and equipment	(93)	9	(734)	(1,115)	1,398
Branch closure and restructuring expenses	-	-	-	-	1,513
Officer transition agreement expense	-	-	-	1,795	-
Gain on sale of debt securities available for sale	-	-	-	(1,895)	-
Prepayment penalty on borrowings	-	-	-	-	22,690
Total adjustments	(1,633)	1,831	6,919	(1,212)	25,601
Less: tax effect	384	(430)	(1,558)	285	(6,016)
Total adjustments, net of tax	(1,249)	1,401	5,361	(927)	19,585
Net income (GAAP)	64,364	54,805	50,044	36,905	22,066
Adjusted net income (non-GAAP)	$ 63,115	$ 56,206	$ 55,405	$ 35,978	$ 41,651
Average shares outstanding - basic	16,987,894	16,914,741	16,604,881	15,149,241	15,815,635
Average shares outstanding - diluted	17,106,783	16,977,330	16,622,371	15,319,601	16,182,068
Basic EPS (GAAP)	$ 3.75	$ 3.21	$ 2.99	$ 2.42	$ 1.38
Non-GAAP adjustment	(0.07)	0.08	0.32	(0.06)	1.24
Adjusted basic EPS (non-GAAP)	$ 3.68	$ 3.29	$ 3.31	$ 2.36	$ 2.62
Diluted EPS (GAAP)	$ 3.72	$ 3.20	$ 2.99	$ 2.39	$ 1.35
Non-GAAP adjustment	(0.07)	0.08	0.32	(0.06)	1.21
Adjusted diluted EPS (non-GAAP)	$ 3.65	$ 3.28	$ 3.31	$ 2.33	$ 2.56
Average assets	$ 4,415,331	$ 4,439,661	$ 4,285,115	$ 3,551,791	$ 3,618,635
Average equity	$ 582,181	$ 528,288	$ 471,107	$ 398,055	$ 401,527
ROA (GAAP)	1.46%	1.23%	1.17%	1.04%	0.61%
Non-GAAP adjustment	-0.03%	0.03%	0.13%	-0.03%	0.54%
Adjusted ROA (non-GAAP)	1.43%	1.26%	1.30%	1.01%	1.15%
ROE (GAAP)	11.06%	10.37%	10.62%	9.27%	5.50%
Non-GAAP adjustment	-0.21%	0.27%	1.14%	-0.23%	4.88%
Adjusted ROE (non-GAAP)	10.85%	10.64%	11.76%	9.04%	10.38%
Average equity	$ 582,181	$ 528,288	$ 471,107	$ 398,055	$ 401,527
Less: goodwill, core deposit intangible, net of taxes	(37,844)	(39,189)	(41,086)	(25,663)	(25,780)
Average tangible book value	$ 544,337	$ 489,099	$ 430,021	$ 372,392	$ 375,747
Adjusted ROATCE	11.59%	11.49%	12.88%	9.66%	11.08%

29

Appendix – Non-GAAP Recon

(Continued)

Set forth is a reconciliation to GAAP of our quarterly efficiency ratio:

(Dollars in thousands)	3 Months ended 12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Noninterest expense	$ 31,694	$ 31,266	$ 31,255	$ 30,961	$ 34,009	$ 30,869
Less: contract renew al consulting fee	-	-	-	-	(2,965)	-
Noninterest expense - adjusted	$ 31,694	$ 31,266	$ 31,255	$ 30,961	$ 31,044	$ 30,869
Net interest income	$ 44,213	$ 45,389	$ 44,229	$ 42,907	$ 43,205	$ 42,358
Plus: tax-equivalent adjustment	448	440	431	418	389	368
Plus: noninterest income	9,396	8,751	10,157	8,027	8,243	8,282
Less: gain on death benefit proceeds from BOLI policies	(92)	-	-	-	-	-
Less: gain on sale of branches	-	-	(1,448)	-	-	-
Less: (gain) loss on sale of premises and equipment	(65)	-	(28)	-	-	-
Net interest income plus noninterest income - adjusted	$ 53,900	$ 54,580	$ 53,341	$ 51,352	$ 51,837	$ 51,008
Efficiency Ratio	59.12%	57.75%	57.47%	60.79%	66.10%	60.96%
Efficiency Ratio - adjusted	58.80%	57.28%	58.59%	60.29%	59.89%	60.52%

Set forth is a reconciliation to GAAP of our quarterly return on assets:

(Dollars in thousands)	3 Months ended 12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024
Contract renew al consulting fee	$ -	$ -	$ -	$ -	$ 2,965	$ -
Gain on death benefit proceeds from BOLI policies	(92)	-	-	-	-	-
Gain on sale of branches	-	-	(1,448)	-	-	-
(Gain) loss on sale of premises and equipment	(65)	-	(28)	-	-	-
Total adjustments	$ (157)	$ -	$ (1,476)	$ -	$ 2,965	$ -
Less: tax effect	37	-	347	-	(697)	-
Total adjustments, net of tax	(120)	-	(1,129)	-	2,268	-
Net income (GAAP)	16,124	16,491	17,210	14,539	14,208	13,112
Adjusted net income (non-GAAP)	$ 16,004	$ 16,491	$ 16,081	$ 14,539	$ 16,476	$ 13,112
Average assets	$ 4,435,963	$ 4,431,153	$ 4,366,891	$ 4,427,045	$ 4,461,612	$ 4,449,215
Average equity	$ 601,668	$ 589,632	$ 576,574	$ 560,312	$ 547,711	$ 534,726
ROA (GAAP)	1.44%	1.48%	1.58%	1.33%	1.27%	1.17%
Non-GAAP adjustment	-0.01%	0.00%	-0.10%	0.00%	0.20%	0.00%
Adjusted ROA (non-GAAP)	1.43%	1.48%	1.48%	1.33%	1.47%	1.17%
ROE (GAAP)	10.63%	11.10%	11.97%	10.52%	10.32%	9.76%
Non-GAAP adjustment	-0.08%	0.00%	-0.78%	0.00%	1.66%	0.00%
Adjusted ROE (non-GAAP)	10.55%	11.10%	11.19%	10.52%	11.98%	9.76%

30

33 Culture Fundamentals 31 1. DO THE RIGHT THING, ALWAYS 2. LOOK AHEAD AND ANTICIPATE 3. BE POSITIVE 4. THINK TEAM 5. LISTEN GENEROUSLY 6. SPEAK STRAIGHT 7. EMBRACE DIVERSE PERSPECTIVES 8. FIND A WAY 9. PRACTICE BLAMELESS PROBLEM-SOLVING 10. BE OBJECTIVE 11. PAY ATTENTION TO THE DETAILS 12. INVEST IN RELATIONSHIPS 13. DEBATE, THEN ALIGN 14. GO THE EXTRA MILE 15. TAKE INTELLIGENT RISKS 16. PRACTICE KINDNESS 17. THINK AND ACT LIKE AN OWNER 18. GET CLEAR ON EXPECTATIONS 19. HONOR COMMITMENTS 20. SHOW MEANINGFUL APPRECIATION 21. ASSUME POSITIVE INTENT 22. “BRING IT” EVERY DAY 23. BE RELENTLESS ABOUT IMPROVEMENT 24. BE A FANATIC ABOUT RESPONSE TIME 25. WORK ON YOURSELF 26. COLLABORATE 27. MAKE QUALITY PERSONAL 28. BE READY FOR WHAT’S NEXT 29. DELIVER AN EFFORTLESS EXPERIENCE 30. CREATE A GREAT IMPRESSION 31. OWN YOUR WORK-LIFE BALANCE 32. FOCUSED EXECUTION 33. KEEP THINGS FUN “How we engage our customers, how we treat each other, and how we manage the Bank.”

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 32